Warrants	12 Months Ended
Jun. 30, 2023
Warrants [Abstract]
WARRANTS

NOTE 17 – WARRANTS

Warrants issued on March 3, 2021

On March 3, 2021, the Company issued 2,666,666 warrants to with certain accredited investors concurrently with the private placement transaction (Note 18). Each warrant to purchase one common share of the Company at $6.0 per share and can be exercised prior to the termination date which is September 3, 2026. During year ended June 30, 2023, no warrants were exercised. As of June 30, 2023 and 2022, 2,666,666 warrants were issued and outstanding.

The warrants are classified as equity contracts and measured at the grant date fair value. The Company used the Black-Scholes option pricing model to estimate the fair value of warrants. The assumptions used to value the Company’s warrants were as follows:

For the year ended June 30, 2021
Expected term (in years)	5.50
Expected volatility	41.48%
Risk-free interest rate	0.83%

Expected term was determined with reference to the termination dates stated in the warrant purchase agreements Expected volatilities are based on similar public companies’ volatilities of the similar public companies’ common shares over the respective expected terms of share-based awards. Risk-free interest rate is based on US Treasury zero-coupon issues with maturity terms similar to the expected term on the warrants. The aggregated fair value of the public offering warrants on March 3, 2021 was $3,413,332.